                     SCARBOROUGH ADVANTAGE VARIABLE ANNUITY
                         GROUP FLEXIBLE PURCHASE PAYMENT

                       DEFERRED VARIABLE ANNUITY CONTRACT

                ISSUED BY:                         MAILING ADDRESS:
        SECURITY BENEFIT LIFE                  SECURITY BENEFIT LIFE
          INSURANCE COMPANY                      INSURANCE COMPANY
        ONE SECURITY BENEFIT PLACE             P.O. BOX 750497
        TOPEKA, KANSAS 66636-0001              TOPEKA, KANSAS 66675-0497
        1-800-888-2461
--------------------------------------------------------------------------------

   This  Prospectus  describes the  Scarborough  Advantage  Variable  Annuity--a flexible  purchase payment  deferred  variable annuity contract (the "Contract")
offered by Security Benefit Life Insurance Company (the "Company"). The Contract
is a group contract  available for those persons  eligible to participate in the
International  Brotherhood of Electrical  Workers  ("IBEW") Local Unions Savings
and Retirement Plan and Trust.  The Contract is designed to give you flexibility in planning for retirement and other financial goals.

   You may allocate  your  purchase  payments to one or more of the  Subaccounts that  comprise a separate  account of the Company  called the  Variable  Annuity
Account XI, or to the Fixed Account.  The Subaccounts  currently available under the Contract are:

o  OppenheimerFunds Global
o  T. Rowe Price Mid-Cap Growth
o  T. Rowe Price Equity Income
o  Goldman Sachs CORE(SM) Small Cap Equity
o  Goldman Sachs Capital Growth

   Amounts allocated to the Fixed Account will accrue interest at rates that are paid by the Company as described in "The Fixed  Account."  Contract Value in the
Fixed Account is guaranteed by the Company.

   Amounts that you  allocate to the  Subaccounts  under the Contract  will vary based on  investment  performance  of the  Subaccounts.  No  minimum  amount  of
Contract Value is guaranteed.

   When you are ready to receive annuity payments, the Contract provides several options for annuity payments. See "Annuity Options."

   This Prospectus  concisely sets forth  information about the Contract and the
Separate  Account  that you should  know before  purchasing  the  Contract.  The
"Statement of Additional  Information,"  dated May 1, 2003, which has been filed
with  the  Securities  and  Exchange   Commission  contains  certain  additional
information.  The Statement of Additional Information, as it may be supplemented from time to time, is  incorporated  by reference  into this  Prospectus  and is available at no charge,  by writing the Company at One Security  Benefit  Place,
Topeka,  Kansas  66636-0001  or by calling  1-800-888-2461.  The contents of the
Statement of Additional Information are set forth in this Prospectus.

   The SEC maintains a web site (http://www.sec.gov) that contains the Statement
of  Additional  Information,   material  incorporated  by  reference  and  other
information regarding companies that file electronically with the SEC.

--------------------------------------------------------------------------------
THE  SECURITIES AND EXCHANGE  COMMISSION  HAS NOT APPROVED OR DISAPPROVED  THESE
SECURITIES  OR  DETERMINED  IF THE  PROSPECTUS  IS  TRUTHFUL  OR  COMPLETE.  ANY
REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THIS  PROSPECTUS IS ACCOMPANIED BY THE CURRENT  PROSPECTUSES  FOR THE UNDERLYING
FUNDS.  YOU SHOULD READ THE  PROSPECTUSES  CAREFULLY  AND RETAIN THEM FOR FUTURE
REFERENCE.

THE CONTRACT IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR  GUARANTEED BY THE
FEDERAL DEPOSIT INSURANCE  CORPORATION OR ANY OTHER GOVERNMENT AGENCY. THE VALUE
OF YOUR CONTRACT WILL GO UP AND DOWN AND YOU COULD LOSE MONEY.

DATE:  MAY 1, 2003, AS SUPPLEMENTED OCTOBER 1, 2003

--------------------------------------------------------------------------------

                                TABLE OF CONTENTS

--------------------------------------------------------------------------------
YOU MAY NOT BE ABLE TO  PURCHASE  THE  CONTRACT  IN YOUR  STATE.  YOU SHOULD NOT
CONSIDER  THIS  PROSPECTUS TO BE AN OFFERING IF THE CONTRACT MAY NOT BE LAWFULLY
OFFERED IN YOUR STATE. YOU SHOULD ONLY RELY UPON  INFORMATION  CONTAINED IN THIS
PROSPECTUS  OR THAT WE HAVE  REFERRED YOU TO. WE HAVE NOT  AUTHORIZED  ANYONE TO
PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT.
--------------------------------------------------------------------------------

DEFINITIONS

   Various terms commonly used in this Prospectus are defined as follows:

   ACCUMULATION UNIT -- A unit of measure used to calculate Contract Value.

   ADMINISTRATIVE  OFFICE--  Scarborough  Securities  Corporation,   One  Bridge
Street, Irvington, New York 10533.

   ANNUITANT-- The person that you designate to receive annuity payments. If you designate Joint  Annuitants,  "Annuitant" means both Annuitants unless otherwise stated.

   ANNUITY -- A series of  periodic  income  payments  made by the Company to an
Annuitant,  Joint Annuitant,  or Beneficiary  during the period specified in the
Annuity Option.

   ANNUITY  OPTIONS -- Options under the Contract that  prescribe the provisions under which a series of annuity payments are made.

   ANNUITY START DATE -- The date when annuity payments are to begin.

   AUTOMATIC INVESTMENT PROGRAM -- A program pursuant to which purchase payments are  automatically  paid from your bank account on a specified day of each month or a payroll deduction arrangement.

   CONTRACT DATE -- The date of your first contribution to the Contract.  Annual
Contract  anniversaries  are measured from the Contract  Date. It is usually the date that your initial purchase payment is credited to the Contract.

   CONTRACTHOLDER OR HOLDER -- The IBEW Local Unions Savings and Retirement Plan
and Trust holds the Contract for the benefit of Participants.

   CONTRACT  VALUE -- The total value of your  account  which  includes  amounts allocated to the Subaccounts and the Fixed Account.

   CONTRACT YEAR -- Each twelve-month period measured from the Contract Date.

   DESIGNATED BENEFICIARY -- The person designated by you as having the right to the death benefit, if any, payable upon your death.

   FIXED ACCOUNT -- A separate  account of the Company to which you may allocate all or a portion of your  Contract  Value to be held for  accumulation  at fixed rates of interest declared periodically by the Company.

   FUNDS -- T. Rowe  Price  Equity  Series,  Inc.,  SBL Fund and  Goldman  Sachs
Variable  Insurance Trust.  The Funds (each a "Fund") are diversified,  open-end management  investment companies commonly referred to as mutual funds. Each Fund issues its shares in multiple Series.

   GENERAL  ACCOUNT -- All assets of the Company  other than those  allocated to the Separate Account, the Fixed Account, or to any other separate account of the
Company.

   PARTICIPANT -- A Participant as defined in the Trust Agreement.

   PURCHASE  PAYMENT -- An amount paid to the Company as  consideration  for the
Contract.

   SEPARATE  ACCOUNT -- The Variable  Annuity Account XI. A separate  account of the Company that consists of accounts, referred to as Subaccounts, each of which invests in a corresponding Series of the Funds.

   SERIES--  T. Rowe Price  Mid-Cap  Growth  Portfolio  (a Series of the T. Rowe
Price Equity Series,  Inc.); Equity Income Series and International Series (each a Series of SBL Fund);  and  Goldman  Sachs  CORE(SM)  Small Cap Equity Fund and
Goldman Sachs Capital  Growth Fund (each a Series of the Goldman Sachs  Variable
Insurance Trust). The Series (each a "Series") are separate  portfolios of their respective Funds. Each Series operates as a separate investment fund.

   SUBACCOUNT -- A division of the Separate Account of the Company which invests in a corresponding Series of the Funds.

   TRUST-- The IBEW Local Unions Savings and Retirement Plan and Trust.

   TRUST AGREEMENT-- The Trust Agreement creating the Trust.

   VALUATION  DATE -- Each date on which the Separate  Account is valued,  which currently  includes  each  day  that the New  York  Stock  Exchange  is open for trading.  The New York Stock Exchange is closed on weekends and on the following holidays:  New Year's Day,  Martin Luther King, Jr. Day,  Presidents'  Day, Good
Friday,  Memorial  Day,  Independence  Day,  Labor Day,  Thanksgiving  Day,  and
Christmas Day.

   VALUATION  PERIOD -- A period used in measuring the investment  experience of each Subaccount.  The Valuation Period begins at the close of one Valuation Date and ends at the close of the next succeeding Valuation Date.

   WITHDRAWAL  VALUE -- The amount you will receive upon full withdrawal of your
Contract  Value.  It is equal to  Contract  Value less any  uncollected  premium taxes.

SUMMARY

   This summary provides a brief overview of the more significant aspects of the
Contract.  Further  detail is  provided in this  Prospectus,  the  Statement  of
Additional  Information,   and  the  Contract.   Unless  the  context  indicates
otherwise,  the  discussion in this summary and the remainder of the  Prospectus relates to the portion of the Contract involving the Separate Account. The Fixed
Account is briefly described under "The Fixed Account" and in the Contract.

PURPOSE OF THE  CONTRACT -- The  flexible  purchase  payment  deferred  variable annuity contract  ("Contract")  described in this Prospectus is designed to give you flexibility in planning for retirement and other financial goals.

   You may purchase the Contract pursuant to the terms of the Trust Agreement if you are eligible to be a Participant under its terms.

THE SEPARATE ACCOUNT AND THE FUNDS -- The Separate Account is currently  divided
into  accounts  referred  to  as  Subaccounts.   See  "Separate  Account."  Each
Subaccount invests exclusively in shares of a corresponding Series of the Funds.
See "The Funds." The Series, each of which has a different  investment objective or objectives, are set forth under their respective Fund below:

T. ROWE PRICE EQUITY SERIES, INC.
o  T. Rowe Price Mid-Cap Growth Portfolio

SBL FUND
o  OppenheimerFunds Global Series (Series D)
o  T. Rowe Price  Equity  Income  Series  (Series O)

GOLDMAN SACHS VARIABLE INSURANCE TRUST
o  Goldman Sachs CORE(SM) Small Cap Equity Fund
o  Goldman Sachs Capital Growth Fund

   You may allocate all or part of your  purchase  payments to the  Subaccounts.
Amounts that you allocate to the Subaccounts will increase or decrease in dollar value depending on the investment performance of the Series of the Fund in which such Subaccount invests. You bear the investment risk for amounts allocated to a
Subaccount.

FIXED ACCOUNT -- You may allocate all or part of your  purchase  payments to the
Fixed  Account,  which is a separate  account of the  Company.  Amounts that you allocate  to  the  Fixed  Account  earn  interest  at  rates  determined  at the discretion of the Company. See "The Fixed Account."

PURCHASE  PAYMENTS -- Unless you had an account as of July 1, 1999,  the minimum initial  purchase payment is $2,000.  Thereafter,  you may choose the amount and frequency  of purchase  payments,  except that the minimum  subsequent  purchase payment is $100.  There is no minimum  for  subsequent  purchase  payments  made pursuant to an Automatic Investment Program. See "Purchase Payments."

CONTRACT  BENEFITS -- You may transfer your Contract Value among the Subaccounts and to and from the Fixed  Account.

   At any time before the Annuity Start Date,  you may  surrender  your Contract
Value for its  Withdrawal  Value,  and may make partial  withdrawals,  including systematic withdrawals,  from Contract Value. See "Full and Partial Withdrawals"
and "Federal Tax Matters" for more information about withdrawals,  including the
10% penalty tax that may be imposed upon full and partial withdrawals (including systematic withdrawals) made prior to attaining age 59 1/2.

   The  Contract  provides  for a death  benefit  upon your  death  prior to the
Annuity  Start Date.  See "Death  Benefit"  for more  information.  The Contract provides for several  Annuity Options on a fixed basis.  The Company  guarantees annuity payments under the fixed Annuity Options. See "Annuity Period."

CHARGES AND  DEDUCTIONS  -- The Company does not deduct sales load from purchase payments  before  allocating  them to Contract  Value.  Certain  charges will be deducted in connection with the Contract as described below.

   MORTALITY  AND EXPENSE RISK CHARGE.  The Company  deducts a daily charge from the assets of each Subaccount for mortality and expense risks equal to an annual rate as set forth below.

           ==========================================================
                                                      MORTALITY AND
                          SUBACCOUNT                 EXPENSE RISK FEE
           ----------------------------------------------------------
           OppenheimerFunds Global...................     0.45%
           T. Rowe Price Mid-Cap Growth..............     0.45%
           T. Rowe Price Equity Income...............     0.45%
           Goldman Sachs CORE(SM) Small Cap Equity...     0.45%
           Goldman Sachs Capital Growth..............     0.45%
           ==========================================================

See "Mortality and Expense Risk Charge."

   ADMINISTRATION  AND DISTRIBUTION  CHARGE.  The Company  currently  charges an administration and distribution  charge equal to an annual rate of 0.91% of each
Subaccount's  average  daily net  assets,  except  that the annual  rate for the
OppenheimerFunds  Global and T. Rowe Price Equity Income  Subaccounts  is 0.56%.
The Company may deduct a maximum daily  administration  and distribution  charge equal to an annual rate of 0.94% of each Subaccount's  average daily net assets, except the  OppenheimerFunds  Global and T. Rowe Price Equity Income Subaccounts
for which the maximum annual rate is 0.59%. See "Administration and Distribution
Charge."

   PREMIUM TAX CHARGE.  The Company  assesses a premium tax charge to  reimburse itself for any premium taxes that it incurs with respect to this Contract.  This charge will usually be deducted  when you begin  receiving  annuity  payments or upon full  withdrawal  if a premium  tax was  incurred by the Company and is not refundable.  Partial  withdrawals,  including  systematic  withdrawals,  may  be subject to a premium tax charge if a premium  tax is incurred on the  withdrawal by the Company and is not refundable.  The Company  reserves the right to deduct such taxes when due or anytime  thereafter.  Premium tax rates  currently  range from 0% to 3.5%. See "Premium Tax Charge."

   OTHER  EXPENSES.  The Company  pays the  operating  expenses of the  Separate
Account.  Investment  advisory fees and operating expenses of the Funds are paid by each Fund and are reflected in the net asset value of the Fund shares.  For a description of these charges and expenses, see the prospectuses for the Funds.

CONTACTING THE COMPANY -- You should direct all written requests,  notices,  and forms  required  by  the  Contract,  and  any  questions  or  inquiries  to  the
Administrative Office located at One Bridge Street, Irvington, New York 10533 or by phone by calling (914) 591-9200 or 1-800-223-7608.

EXPENSE TABLES

The following  tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract.

================================================================================
CONTRACT OWNER TRANSACTION  EXPENSES are fees and expenses that you will pay when you purchase the  Contract or make  withdrawals  from the Contract.  The information below does not reflect state premium taxes, which may be applicable to your Contract.
--------------------------------------------------------------------------------
  Sales Load on Purchase Payments                                       None
--------------------------------------------------------------------------------
  Deferred Sales Charge (as a percentage of amount                      None
  withdrawn attributable to Purchase Payments)
--------------------------------------------------------------------------------
  Transfer Fee (per transfer)                                           None
--------------------------------------------------------------------------------
PERIODIC   EXPENSES  are  fees  and  expenses  that  you  will  pay
periodically  during  the  time  that  you  own the  Contract,  not including fees and expenses of the Underlying Funds.
--------------------------------------------------------------------------------
  Separate Account Annual Expenses (as a
  percentage of average Contract Value)
--------------------------------------------------------------------------------
    Annual Mortality and Expense Risk Charge                            0.45%
--------------------------------------------------------------------------------
    Annual Administration and Distribution Charge                       0.94%(1)
--------------------------------------------------------------------------------
    Total Separate Account Annual Expenses                              1.39%
--------------------------------------------------------------------------------
1  The maximum annual  administration  and distribution  charge is 0.94% for all
   Subaccounts,  except the  OppenheimerFunds  Global  and T. Rowe Price  Equity
   Income   Subaccounts  for  which  the  maximum  annual   administration   and
   distribution  charge is  0.59%.  The  Company  currently  assesses  an annual administration  and distribution  charge of 0.91% from the Subaccounts (0.56%
   from  the   OppenheimerFunds   Global  and  T.  Rowe  Price   Equity   Income
   Subaccounts).
================================================================================

The table below shows the minimum and maximum total operating  expenses  charged by the  Funds.  You will pay the  expenses  of the  Funds  corresponding  to the
Subaccounts in which you invest during the time that you own the Contract.  More detail concerning each Fund's fees and expenses is contained in its prospectus.

       ==================================================================
                                                      MINIMUM     MAXIMUM
       ------------------------------------------------------------------
       Total Annual Fund Operating Expenses(1)         0.85%       1.60%
       ------------------------------------------------------------------
       1  Expenses  deducted from Fund assets  include  management  fees, distribution fees, service fees and other expenses. The maximum expenses above represent the total annual operating expenses of that Fund with the highest total  operating  expenses,  and the minimum expenses  represent the total annual operating expenses of that Fund with the lowest total operating expenses.
       ==================================================================

EXAMPLES -- This  Example is intended to help you compare the cost of  investing in the Contract with the cost of investing in other variable annuity  contracts.
These costs include Contract Owner transaction expenses, Contract fees, separate account annual expenses and Fund fees and expenses.

   The Example  assumes  that you invest  $10,000 in the  Contract  for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the maximum fees and expense of any of the Funds. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

================================================================================
                                             1         3         5          10
                                            YEAR     YEARS     YEARS      YEARS
--------------------------------------------------------------------------------
If you surrender your Contract at the
end of the applicable time period           $302     $924      $1,572     $3,308
--------------------------------------------------------------------------------
If you do not surrender your Contract        302      924       1,572      3,308
================================================================================

CONDENSED FINANCIAL INFORMATION

The following condensed financial  information presents accumulation unit values for each of the years in the periods ending December 31, 2002, as well as ending accumulation units outstanding under each Subaccount.

================================================================================
                                             2002      2001      2000    1999(1)
--------------------------------------------------------------------------------
T. ROWE PRICE MID CAP GROWTH SUBACCOUNT
Accumulation unit value:
   Beginning of period...................   $18.22    $18.64    $17.59    $14.37
   End of period.........................   $14.15    $18.22    $18.64    $17.59
Accumulation units outstanding
 at the end of period....................   63,923    71,196    97,053    28,783
--------------------------------------------------------------------------------
T. ROWE PRICE EQUITY INCOME SUBACCOUNT
Accumulation unit value:
   Beginning of period...................   $19.81    $19.75    $17.67    $17.56
   End of period.........................   $16.97    $19.81    $19.75    $17.67
Accumulation units outstanding
 at the end of period....................   52,701    61,052    54,961    36,063
--------------------------------------------------------------------------------
GOLDMAN SACHS CORE(SM) SMALL
 CAP EQUITY SUBACCOUNT
Accumulation unit value:
   Beginning of period...................   $10.71    $10.38    $10.35    $ 8.73
   End of period.........................   $ 8.98    $10.71    $10.38    $10.35
Accumulation units outstanding
 at the end of period....................   32,740    28,445    33,952    12,256
--------------------------------------------------------------------------------
GOLDMAN SACHS CAPITAL GROWTH SUBACCOUNT
Accumulation unit value:
   Beginning of period...................   $10.76    $12.77    $18.93    $12.01
   End of period.........................   $ 8.03    $10.76    $12.77    $18.93
Accumulation units outstanding
 at the end of period....................   83,873   103,696   120,772    70,591
--------------------------------------------------------------------------------
1.  For the period October 27, 1999 (date operations  commenced) to December 31,
    1999.
================================================================================

INFORMATION ABOUT THE COMPANY, THE SEPARATE ACCOUNT, AND THE FUNDS

SECURITY  BENEFIT  LIFE  INSURANCE  COMPANY -- The  Company is a life  insurance company  organized  under  the laws of the  State of  Kansas.  It was  organized originally as a fraternal  benefit society and commenced  business  February 22,
1892.  It became a mutual  life  insurance  company  under its  present  name on
January 2, 1950.

   On July 31, 1998, the Company  converted from a mutual life insurance company to a stock life  insurance  company  ultimately  controlled by Security  Benefit
Mutual Holding Company, a Kansas mutual holding company. Membership interests of persons who owned policies of the Company as of July 31, 1998 became  membership interests  in  Security  Benefit  Mutual  Holding  Company as of that date,  and persons who acquire  policies  from the  Company  after that date  automatically become members in the mutual holding company.

   The Company offers life insurance policies and annuity contracts,  as well as financial and retirement services. It is admitted to do business in the District of  Columbia,  and in all  states  except New York.  As of the end of 2002,  the
Company  had total  assets of  approximately  $7.8  billion.  Together  with its subsidiaries,  the Company has total funds  under  management  of  approximately
$10.7 billion.

   The Principal  Underwriter  for the Contract is Security  Distributors,  Inc.
("SDI"),  One  Security  Benefit  Place,  Topeka,  Kansas  66636-0001.   SDI  is
registered as a broker/dealer  with the SEC and is a wholly-owned  subsidiary of
Security Benefit Group,  Inc., a financial services holding company wholly owned by the Company.

PUBLISHED   RATINGS  --  The   Company   may  from  time  to  time   publish  in
advertisements,  sales literature and reports to  Participants,  the ratings and other information assigned to it by one or more independent rating organizations such as A.M.  Best Company and Standard & Poor's.  The purpose of the ratings is to reflect the financial  strength and/or  claims-paying  ability of the Company and should not be considered as bearing on the investment  performance of assets held in the Separate Account.  Each year A.M. Best Company reviews the financial status  of  thousands  of  insurers,  culminating  in the  assignment  of Best's
Ratings.  These ratings reflect their current opinion of the relative  financial strength and operating  performance of an insurance company in comparison to the norms of the life/health  insurance  industry.  In addition,  the  claims-paying ability of the  Company as  measured  by  Standard  & Poor's  Insurance  Ratings
Services may be referred to in  advertisements or sales literature or in reports to Participants.  These ratings are opinions of an operating insurance company's financial capacity to meet the obligations of its insurance and annuity policies in  accordance  with their  terms.  Such  ratings do not reflect the  investment performance  of the Separate  Account or the degree of risk  associated  with an investment in the Separate Account.

SEPARATE  ACCOUNT -- The Company  established the Separate  Account under Kansas law on October 26, 1998. The Contract provides that the income, gains, or losses of the Separate  Account,  whether or not  realized,  are credited to or charged against  the assets of the  Separate  Account  without  regard to other  income, gains,  or losses of the Company.  Kansas law provides that assets in a separate account  attributable to the reserves and other  liabilities under the contracts may not be charged with  liabilities  arising from any other  business  that the insurance  company conducts if, and to the extent the contracts so provide.  The
Contract contains such a provision.  The Company owns the assets in the Separate
Account and is required to maintain sufficient assets in the Separate Account to meet all  Separate  Account  obligations  under the  Contract.  The  Company may transfer to its General  Account assets that exceed  anticipated  obligations of the Separate  Account.  All  obligations  arising under the Contract are general corporate  obligations of the Company.  The Company may invest its own assets in the Separate Account for other purposes, but not to support contracts other than variable annuity contracts,  and may accumulate in the Separate Account proceeds from Contract charges and investment results applicable to those assets.

   The  Contract  provides  that the income,  gains and  losses,  whether or not realized,  are credited to, or charged  against,  the assets of each  Subaccount without  regard to the income,  gains or losses in the other  Subaccounts.  Each
Subaccount  invests  exclusively  in shares of a  specific  Series of one of the
Funds.  The Company may in the future  establish  additional  Subaccounts of the
Separate  Account,  which may  invest  in other  Series of the Funds or in other securities, mutual funds, or investment vehicles.

   The Separate  Account is registered with the SEC as a unit  investment  trust under the Investment Company Act of 1940 (the "1940 Act"). Registration with the
SEC does not involve  supervision by the SEC of the administration or investment practices of the Separate Account or of the Company.

THE FUNDS -- Each Fund is a diversified,  open-end management investment company and is registered  with the SEC under the 1940 Act. Such  registration  does not involve  supervision by the SEC of the investments or investment policies of the
Funds.  Each  Subaccount  invests in a  corresponding  Series of a Fund, each of which has a different investment  objective and policies.  Each Series is listed under its respective Fund below.

T. ROWE PRICE EQUITY SERIES, INC.
o  T. Rowe Price Mid-Cap Growth Portfolio

SBL FUND
o  OppenheimerFunds Global Series (Series D)
o  T. Rowe Price Equity Income Series (Series O)

GOLDMAN SACHS VARIABLE INSURANCE TRUST
o  Goldman Sachs CORE(SM) Small Cap Equity Fund
o  Goldman Sachs Capital Growth Fund

   A summary of the investment  objective of each Series is set forth below.  We cannot  assure  that any  Series  will  achieve  its  objective.  More  detailed information  is  contained  in  the  accompanying  prospectuses  of  the  Funds,
including   information  on  the  risks  associated  with  the  investments  and investment techniques of each Series.

   EACH  FUND'S  PROSPECTUS  ACCOMPANIES  THIS  PROSPECTUS  AND  SHOULD  BE READ
CAREFULLY BEFORE INVESTING.

T. ROWE PRICE MID-CAP GROWTH PORTFOLIO --The investment objective of this Series is to provide long-term capital appreciation by investing in mid-cap stocks with potential for above-average growth.

OPPENHEIMERFUNDS  GLOBAL SERIES (SERIES D) -- The  investment  objective of this
Series is to seek long-term growth of capital  primarily  through  investment in securities of companies in foreign  countries and the United States.  The Series pursues its  objective  by  investing,  under  normal  market  conditions,  in a diversified  portfolio of securities with at least 65% of its total assets in at least  three  countries,  one of which  may be the  United  States.  The  Series primarily invests in foreign and domestic common stocks or convertible stocks of growth-oriented companies considered to have appreciation possibilities.

T. ROWE PRICE EQUITY INCOME  SERIES  (SERIES O) -- The  investment  objective of this Series is to seek to provide  substantial  dividend income and also capital appreciation by investing  primarily in common stocks of established  companies.
The Series pursues its objective by investing,  under normal market  conditions, at least 80% of its net assets in common  stocks,  with 65% in the common stocks of well-established  companies paying above-average  dividends. The Sub-Adviser,
T. Rowe Price Associates,  Inc., typically employs a value-oriented  strategy in selecting investments for the Series. The Sub-Adviser's research team identifies companies  that  appear  to be  undervalued  by  various  measures  and  may  be temporarily out of favor,  but have good prospects for capital  appreciation and dividend growth.

GOLDMAN  SACHS CORE(SM) SMALL CAP EQUITY FUND --The investment objective of this
Series is to seek long-term  growth of capital.  The Fund invests,  under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes  (measured at time of purchase) in a broadly  diversified  portfolio of equity investments in small-cap U.S. issuers, including foreign issuers that are traded in the United States,  within the range of the market  capitalization  of companies constituting the Russell 2000 Index at the time of investment.

GOLDMAN SACHS CAPITAL GROWTH FUND --The  investment  objective of this Series is to seek long-term growth of capital by investing, under normal circumstances, at least 90% of its total assets (not including  securities  lending collateral and any  investment  of that  collateral)  measured  at the  time of  purchase  in a
diversified   portfolio  of  equity  investments  that  are  considered  by  the investment adviser to have long-term capital appreciation potential.

THE INVESTMENT ADVISERS --T. Rowe Price Associates,  Inc. ("T. Rowe Price"), 100
East Pratt Street, Baltimore, Maryland 21202 serves as investment adviser to the
T. Rowe Price Mid-Cap Growth  Portfolio,  and it serves as sub-adviser to the T.
Rowe Price Equity Income Series  (Series O) pursuant to an agreement with Series
O's investment adviser,  Security Management Company,  LLC, One Security Benefit
Place, Topeka, Kansas 66636-0001. T. Rowe Price is registered with the SEC as an investment adviser. T. Rowe Price is responsible for the day to day decisions to buy and sell  securities for the T. Rowe Price Mid-Cap Growth  Portfolio and the
T. Rowe Price Equity  Income  Series  (Series O).  OppenheimerFunds,  Inc.,  498
Seventh  Avenue,  New  York,  New  York  10018,  serves  as  sub-adviser  to the
OppenheimerFunds  Global Series  (Series D) pursuant to an agreement with Series
D's investment adviser, Security Management Company, LLC. OppenheimerFunds, Inc.
is registered with the SEC as an investment  adviser.  It is responsible for the day to day decisions to buy and sell securities for the OppenheimerFunds  Global
Series (Series D). Goldman Sachs Asset Management,  L.P. ("GSAM"), located at 32
Old Slip,  New York,  New York 10005,  serves as the  investment  adviser to the
Goldman  Sachs  CORE(SM)  Small Cap Equity  Fund and the Goldman  Sachs  Capital
Growth  Fund.  It is  responsible  for the day to day  decisions to buy and sell securities for those Series.

   The  investment  objectives  and  policies  of the Series are  similar to the investment  objectives  and policies of other  mutual funds that the  Investment
Advisers  manage.  Although the  objectives  and  policies  may be similar,  the investment results of the Series may be higher or lower than the results of such other mutual  funds.  The  Investment  Advisers  cannot  guarantee,  and make no representation,  that the investment results of similar funds will be comparable even though the funds have the same Investment Adviser.

THE CONTRACT

GENERAL -- The Company issues the Contract offered by this  Prospectus.  It is a group flexible purchase payment deferred  variable  annuity.  To the extent that you allocate all or a portion of your purchase payments to the Subaccounts,  the
Contract is significantly  different from a fixed annuity contract in that it is the  Participant who assumes the risk of investment gain or loss rather than the
Company.  When you are ready to begin receiving annuity  payments,  the Contract provides  several  Annuity  Options  under which the Company  will pay  periodic annuity  payments on a fixed  basis,  beginning on the Annuity  Start Date.  The amount that will be available for annuity payments will depend on the investment performance of the  Subaccounts  to which you have allocated  Contract Value and the amount of interest credited on Contract Value that you have allocated to the
Fixed Account.

   You may purchase the Contract  under the terms of the Trust  Agreement if you are eligible to be a Participant under its terms.

APPLICATION  TO INVEST IN THE CONTRACT -- If you wish to invest in the Contract, you may submit a participation  enrollment form and an initial  purchase payment to the Company,  as well as any other form or  information  that the Company may require.  The Company  reserves the right to reject a  participation  enrollment form or purchase payment for any reason,  subject to the Company's  underwriting standards and  guidelines  and any  applicable  state or federal law relating to nondiscrimination.

   The maximum age for which a participation enrollment form will be accepted is age 90.

PURCHASE PAYMENTS -- The minimum initial purchase payment is $2,000. Thereafter, you may choose the amount and  frequency of purchase  payments,  except that the minimum subsequent  purchase payment is $100. There is no minimum for subsequent purchase payments made pursuant to an Automatic  Investment  Program. A purchase payment  exceeding $1 million will not be accepted without prior approval of the
Company.

   The Company will apply the initial purchase payment not later than the end of the Valuation  Period during which it is received by the Company;  provided that the purchase  payment is preceded or accompanied by a  participation  enrollment form that contains  sufficient  information to establish an account and properly credit  such  purchase  payment.  If the  Company  does not  receive a  complete participation enrollment form, the Company will notify you that it does not have the  necessary  information  to establish  an account and  properly  credit your purchase payment. If you do not provide the necessary information to the Company within five Valuation  Dates after the Valuation Date on which the Company first receives  the  initial  purchase  payment  or if the  Company  cannot  otherwise establish your account,  the Company will return your initial purchase  payment.
The  Company may retain  your  purchase  payment  pending  receipt of  necessary information;  provided  that you consent to us retaining  the  purchase  payment until your participation enrollment form is made complete.

   The Company  will credit  subsequent  purchase  payments as of the end of the
Valuation  Period  in which  they are  received  at the  Administrative  Office.
Purchase  payments  after the initial  purchase  payment may be made at any time prior  to the  Annuity  Start  Date,  so  long  as the  Participant  is  living.
Subsequent purchase payments may be paid under an Automatic Investment Program.

ALLOCATION  OF PURCHASE  PAYMENTS -- In a  participation  enrollment  form,  you select the Subaccounts  and/or the Fixed Account to which purchase payments will be allocated. Purchase payments will be allocated according to your instructions contained in the enrollment form or more recent instructions  received,  if any.
The  allocations  must be whole  percentages  and  must  total  100%.  Available allocation alternatives include the five Subaccounts and the Fixed Account.

   You may change the purchase payment  allocation  instructions by submitting a proper  written  request  to the  Administrative  Office.  A  proper  change  in allocation  instructions  will be  effective  upon receipt by the Company at the
Administrative  Office and will  continue in effect until you submit a change in instructions  to the  Company.  You may make  changes in your  purchase  payment
allocation   and  changes  to  an  existing   Dollar  Cost  Averaging  or  Asset
Reallocation  Option by telephone  provided the  Electronic  Transfer  Privilege section  of the  participation  enrollment  form or the  proper  form  has  been properly completed,  signed, and filed at the Administrative  Office. Changes in the allocation of future purchase  payments have no effect on existing  Contract
Value. You may,  however,  transfer Contract Value among the Subaccounts and the
Fixed Account in the manner described in "Transfers of Contract Value."

DOLLAR COST AVERAGING  OPTION -- Prior to the Annuity Start Date, you may dollar cost average your  Contract  Value by  authorizing  the Company to make periodic transfers of Contract  Value from any one Subaccount to one or more of the other
Subaccounts.  Dollar cost averaging is a systematic method of investing in which securities  are purchased at regular  intervals in fixed dollar  amounts so that the cost of the  securities  gets  averaged  over time and possibly over various market cycles. The option will result in the transfer of Contract Value from one
Subaccount to one or more of the other  Subaccounts.  Amounts  transferred under this option will be credited at the price of the Subaccount as of the end of the
Valuation  Dates on which  the  transfers  are  effected.  Since  the price of a
Subaccount's  Accumulation  Units  will  vary,  the  amounts  transferred  to  a
Subaccount  will result in the  crediting of a greater  number of units when the price is low and a lesser number of units when the price is high. Similarly, the amounts  transferred  from a  Subaccount  will result in a debiting of a greater number  of units  when the price is low and a lesser  number  of units  when the price is high.  Dollar cost  averaging does not guarantee  profits,  nor does it assure that you will not have losses.

   An Asset  Reallocation/Dollar  Cost Averaging form is available upon request.
On the form, you must designate  whether  Contract Value is to be transferred on the basis of a specific  dollar  amount,  fixed  period or  earnings  only,  the
Subaccount  or  Subaccounts  to and from which the transfers  will be made,  the desired  frequency  of the  transfers,  which may be on a monthly  or  quarterly basis,  and the length of time during which the transfers  shall continue or the total amount to be transferred over time.

   After the Company has received an Asset  Reallocation/Dollar  Cost  Averaging request in proper form at the  Administrative  Office, the Company will transfer
Contract  Value in the  amounts you  designate  from the  Subaccount  from which transfers are to be made to the Subaccount or Subaccounts  you have chosen.  The
Company  will  effect  each  transfer  on the date you  specify or if no date is specified, on the monthly or quarterly anniversary, whichever corresponds to the period selected, of the date of receipt at the Administrative Office of an Asset
Reallocation/  Dollar Cost Averaging  request in proper form.  Transfers will be made until the total  amount  elected has been  transferred,  or until  Contract
Value in the Subaccount from which transfers are made has been depleted.

   You may instruct  the Company at any time to terminate  the option by written request to the  Administrative  Office. In that event, the Contract Value in the
Subaccount  from which  transfers were being made that has not been  transferred will remain in that Subaccount unless you instruct us otherwise.  If you wish to continue  transferring  on a dollar cost averaging basis after the expiration of the applicable  period,  the total amount elected has been  transferred,  or the
Subaccount has been depleted, or after the Dollar Cost Averaging Option has been canceled, a new Asset Reallocation/ Dollar Cost Averaging form must be completed and sent to the  Administrative  Office.  The Company  requires that you wait at least a month (or a quarter if transfers were made on a quarterly  basis) before reinstating  Dollar Cost Averaging  after it has been terminated for any reason.
The Company may discontinue, modify, or suspend the Dollar Cost Averaging Option at any time.

   You may also dollar cost average Contract Value to or from the Fixed Account.
You may not have in effect  at the same time  Dollar  Cost  Averaging  and Asset
Reallocation Options.

ASSET REALLOCATION  OPTION -- Prior to the Annuity Start Date, you may authorize the Company to automatically transfer Contract Value on a quarterly,  semiannual or  annual  basis to  maintain  a  particular  percentage  allocation  among the
Subaccounts.  The  Contract  Value  allocated  to each  Subaccount  will grow or decline in value at  different  rates  during  the  selected  period,  and Asset
Reallocation  automatically reallocates the Contract Value in the Subaccounts to the allocation you selected on a quarterly,  semiannual or annual basis,  as you select.  Asset  Reallocation  is intended to transfer  Contract Value from those
Subaccounts that have increased in value to those Subaccounts that have declined in value.  Over time,  this  method of  investing  may help you buy low and sell high. This investment method does not guarantee profits, nor does it assure that you will not have losses.

   To elect this option, an Asset  Reallocation/Dollar Cost Averaging request in proper form must be received by the  Company at the  Administrative  Office.  An
Asset  Reallocation/Dollar Cost Averaging form is available upon request. On the form, you must indicate the applicable  Subaccounts,  the applicable time period and the percentage of Contract Value to be allocated to each Subaccount.

   Upon  receipt  of the Asset  Reallocation/Dollar  Cost  Averaging  form,  the
Company  will  effect a transfer  or, in the case of a new  participation,  will allocate the initial  purchase  payment,  among the  Subaccounts  based upon the percentages that you selected.  Thereafter,  the Company will transfer  Contract
Value to  maintain  that  allocation  on each  quarterly,  semiannual  or annual anniversary,  as applicable,  of the date of the Company's  receipt of the Asset
Reallocation/  Dollar  Cost  Averaging  request  in  proper  form.  The  amounts transferred will be credited at the price of the Subaccount as of the end of the
Valuation Date on which the transfer is effected.

   You may instruct the Company at any time to terminate  this option by written request to the  Administrative  Office. In that event, the Contract Value in the
Subaccounts  that has not been  transferred  will  remain  in those  Subaccounts regardless of the percentage allocation unless you instruct us otherwise. If you wish to continue  Asset  Reallocation  after it has been  canceled,  a new Asset
Reallocation/Dollar  Cost  Averaging  form  must be  completed  and  sent to the
Administrative  Office.  The Company may discontinue,  modify,  or suspend,  and reserves  the  right to charge a fee for the  Asset  Reallocation  Option at any time.

   Contract  Value  allocated to the Fixed  Account may be included in the Asset
Reallocation  Option.  You may not have in effect at the same time  Dollar  Cost
Averaging and Asset Reallocation Options.

TRANSFERS OF CONTRACT VALUE -- Prior to the Annuity Start Date, you may transfer
Contract  Value  among  the  Subaccounts  upon  proper  written  request  to the
Administrative  Office.  The Company will effect a transfer of Contract Value at the price next determined after receipt of your transfer  request.  You may make transfers (other than transfers  pursuant to the Dollar Cost Averaging and Asset
Reallocation  Options) by telephone if the Electronic Transfer Privilege section of the  participation  enrollment  form or the  proper  form has  been  properly completed,  signed and filed at the Administrative  Office. The minimum transfer amount is $100,  or the amount  remaining  in a given  Subaccount.  The  minimum transfer  amount does not apply to transfers  under the Dollar Cost Averaging or
Asset Reallocation Options.

   You may also  transfer  Contract  Value  from the  Subaccounts  to the  Fixed
Account and from the Fixed Account to the Subaccounts.

   The Company generally does not limit the frequency of transfers, although the
Company  reserves the right to limit the number of transfers to 14 in a Contract
Year.  Also,  the  Contract is not  designed for  professional  "market  timing"
organizations,  or other organizations or individuals  engaging in market timing strategy, or making programmed transfers,  frequent transfers, or transfers that are  large in  relation  to the  total  assets  of the  Series.  These  kinds of strategies  and transfer  activities  are  disruptive to the Series in which the
Subaccounts  invest. If the Company determines that your transfer patterns among the  Subaccounts  are  disruptive  to the  Series,  the  Company may among other things,  restrict the  availability of telephone  transfers or other  electronic transfers  and may  require  that you submit  transfer  requests  in writing via regular  U.S.  mail.  We may also refuse to act on transfer  instructions  of an agent  acting  under a power of attorney  who is acting on behalf of one or more participants.  Also, certain of the Series have in place limits on the number of transfers  permitted in a Contract Year,  which limits are more restrictive than
14 per  Contract  Year.  The  Company  reserves  the right to limit the size and frequency  of  transfers  and to  discontinue  telephone  and  other  electronic transfers.

CONTRACT VALUE -- Your Contract Value is the total value of your account,  which includes  amounts  under  the  Contract  held in each  Subaccount  and the Fixed
Account as of any Valuation Date.

   On each  Valuation  Date,  the  amount of  Contract  Value  allocated  to any particular  Subaccount will be adjusted to reflect the investment  experience of that Subaccount. See "Determination of Contract Value," below. No minimum amount of Contract Value is guaranteed. You bear the entire investment risk relating to the investment performance of Contract Value allocated to the Subaccounts.

DETERMINATION  OF CONTRACT  VALUE -- Your  Contract  Value will vary to a degree that depends upon  several  factors,  including  investment  performance  of the
Subaccounts  to which you have  allocated  Contract  Value,  payment of purchase payments,  partial withdrawals,  and the charges assessed in connection with the
Contract. The amounts allocated to the Subaccounts will be invested in shares of the  corresponding  Series  of the  Funds.  The  investment  performance  of the
Subaccounts will reflect increases or decreases in the net asset value per share of the  corresponding  Series and any dividends or  distributions  declared by a
Series.  Any  dividends  or  distributions  from any  Series of the Fund will be automatically  reinvested in shares of the same Series,  unless the Company,  on behalf of the Separate Account, elects otherwise.

   Assets in the  Subaccounts  are divided into  Accumulation  Units,  which are accounting  units of measure used to calculate  the value of your  interest in a
Subaccount.  When you allocate purchase payments to a Subaccount,  your Contract is credited with  Accumulation  Units.  The number of  Accumulation  Units to be credited is determined by dividing the dollar amount allocated to the particular
Subaccount by the price for the Subaccount as of the end of the Valuation Period
in which the purchase  payment is  credited.  In  addition,  other  transactions including  full or partial  withdrawals,  transfers,  and  assessment of certain charges against the Contract affect the number of Accumulation Units credited to a Contract.  The number of units credited or debited in connection with any such transaction  is determined by dividing the dollar amount of such  transaction by the price of the affected Subaccount. The price of each Subaccount is determined on each Valuation Date as of the close of the New York Stock Exchange  ("NYSE"), normally 3:00 p.m.  Central time.  Transactions  received after that time on any
Valuation Date will be effected at the Accumulation Unit value determined on the following Valuation Date. The price of each Subaccount may be determined earlier if trading on the NYSE is restricted or as permitted by the SEC.

   The number of Accumulation  Units credited to a Contract shall not be changed by any subsequent  change in the value of an  Accumulation  Unit, but the dollar value of an  Accumulation  Unit may vary from  Valuation  Date to Valuation Date depending upon the investment  experience of the Subaccount and charges  against the Subaccount.

   The  price of each  Subaccount's  units  initially  was $10.  The  price of a
Subaccount  on any  Valuation  Date takes into  account the  following:  (1) the investment  performance  of the  Subaccount,  which is based upon the investment performance  of the  corresponding  Series of the Funds,  (2) any  dividends  or distributions paid by the corresponding  Series,  (3) the charges,  if any, that may be assessed by the Company for taxes  attributable  to the  operation of the
Subaccount,  (4) the mortality  and expense risk charge under the Contract,  and
(5) the administration and distribution charge under the Contract.

FULL AND PARTIAL  WITHDRAWALS  -- You may make a partial  withdrawal of Contract
Value,  or surrender the Contract for its  Withdrawal  Value.  A full or partial withdrawal,  including a systematic withdrawal,  may be made from Contract Value at any time while the  Participant  is living and before the Annuity Start Date, subject to any limitations  under  applicable law. A full or partial  withdrawal request will be effective  as of the end of the  Valuation  Period that a proper
Withdrawal Request form is received by the Company at the Administrative Office.
A proper  Withdrawal  Request  form shall  include  the  written  consent of any effective assignee, if applicable.

   The proceeds  received upon a full withdrawal  will be the Withdrawal  Value.
The  Withdrawal  Value  is  equal  to your  Contract  Value as of the end of the
Valuation  Period during which a proper  Withdrawal  Request form is received by the Company at the Administrative  Office,  less any uncollected  premium taxes.
The Company requires the signature of the Participant on any request to withdraw
Contract Value.

   A partial  withdrawal  may be requested for a specified  percentage or dollar amount  of  Contract  Value.  Each  partial  withdrawal  must be at  least  $100 including  systematic  withdrawals as discussed  below.  Receipt of a Withdrawal
Request form for a partial withdrawal will result in a payment by the Company of the  amount  specified  in the  partial  withdrawal  request  provided  there is sufficient Contract Value to meet the request.  Upon payment, the Contract Value will be reduced by an amount  equal to the  payment and any  applicable  premium tax. If a partial  withdrawal  is requested  after the first  Contract Year that would leave the Withdrawal  Value in the Contract less than $5,000,  the Company reserves  the  right to treat the  partial  withdrawal  as a request  for a full withdrawal.

   The Company will deduct the amount of a partial  withdrawal from the Contract
Value in the Subaccounts and the Fixed Account,  according to your  instructions to the  Company  on the  Withdrawal  Request  form.  If you do not  specify  the allocation,  the Company will deduct the amount of a partial  withdrawal  in the same proportion as the contract value is currently allocated.

   A full or partial withdrawal,  including a systematic withdrawal,  may result in  receipt  of  taxable  income to the  Participant  and,  if made prior to the
Participant  attaining  age 59 1/2,  may be subject to a 10%  penalty  tax.  You should carefully consider the tax consequences of a withdrawal. See "Federal Tax
Matters."

SYSTEMATIC WITHDRAWALS -- The Company currently offers a feature under which you may select systematic withdrawals.  Under this feature, you may elect to receive systematic withdrawals during your lifetime and before the Annuity Start Date by sending a properly completed Request for Scheduled  Systematic  Payments form to the  Company at the  Administrative  Office.  This  option may be elected at any time.  You may designate  the  systematic  withdrawal  amount as a percentage of
Contract Value  allocated to the  Subaccounts  and/or Fixed Account,  as a fixed period, as a specified dollar amount, as all earnings in the Contract,  or based upon your life expectancy.  You also may designate the desired  frequency of the systematic withdrawals,  which may be monthly, quarterly,  semiannual or annual.
You may stop or  modify  systematic  withdrawals  upon  proper  written  request received by the Company at the Administrative Office at least 30 days in advance of the requested  date of  termination  or  modification.  A proper request must include the written consent of any effective assignee.

   Each systematic withdrawal must be at least $100. Upon payment, your Contract
Value  will be  reduced  by an amount  equal to the  payment  proceeds  plus any applicable  premium tax. Any  systematic  withdrawal  that equals or exceeds the
Withdrawal Value will be treated as a full withdrawal.  In no event will payment of a  systematic  withdrawal  exceed the  Withdrawal  Value.  Your  account will automatically  terminate if a systematic withdrawal causes your Withdrawal Value to equal zero.

   The  Company  will  effect each  systematic  withdrawal  as of the end of the
Valuation Period during which the withdrawal is scheduled.  The deduction caused by the  systematic  withdrawal  will be allocated to your Contract  Value in the
Subaccounts  and the Fixed  Account,  as you  direct.  If you do not specify the allocation,  the  systematic  withdrawal  will be deducted in proportion to each
Subaccount's and Fixed Account's percentage of Contract Value.

   The Company may, at any time,  discontinue,  modify,  suspend or charge a fee for systematic  withdrawals.  You should consider carefully the tax consequences of a systematic withdrawal, including the 10% penalty tax that may be imposed on withdrawals made prior to attaining age 59 1/2. See "Federal Tax Matters."

DEATH  BENEFIT -- If you die prior to the Annuity  Start Date,  the Company will pay the death benefit  proceeds to your Designated  Beneficiary  upon receipt of due proof of your death and  instructions  regarding  payment to the  Designated
Beneficiary.

   If your surviving spouse is your sole Designated Beneficiary, your spouse may elect to continue your account in force, subject to certain limitations. If your spouse so elects,  the Contract  Date of your  account will not change,  and any death benefit  payable  after this  election  will be calculated  using the same
Contract Date. See "Distribution Requirements" below. If your death occurs on or after the Annuity Start Date, any death benefit will be determined  according to the terms of the Annuity Option. See "Annuity Options."

   The  death  benefit  proceeds  will  be  the  death  benefit  reduced  by any uncollected premium tax. If you die prior to the Annuity Start Date and you were
75 or younger on the Contract  Date, the amount of the death benefit will be the greatest of:

o  The sum of all Purchase  Payments  allocated to your Contract Value, less any reductions caused by previous withdrawals,

o  Your Contract Value on the date due proof of death and instructions regarding payment are received by the Company, or

o  The stepped-up death benefit.

The stepped-up death benefit is:

o  The largest death benefit on any Contract  anniversary  that is both an exact multiple of five and occurs prior to your attaining age 76, plus

o  Any Purchase  Payments  allocated to your Contract Value since the applicable
   Contract anniversary, less

o  Any withdrawals since the applicable anniversary.

   The  stepped-up  death  benefit does not come into effect if you die prior to the end of the fifth Contract Year.

   If you die prior to the Annuity  Start Date and your age was 76 or greater on the  Contract  Date,  or if due  proof of death  (regardless  of your age on the
Contract  Date) and  instructions  regarding  payment  are not  received  by the
Company  at the  Administrative  Office  within  six  months of the date of your death,  the death  benefit will be the  Contract  Value on the date due proof of death and  instructions  regarding  payment  are  received by the Company at the
Administrative Office.

   The death benefit  proceeds will be paid to the  Designated  Beneficiary in a single sum or under one of the  Annuity  Options,  as elected by the  Designated
Beneficiary.  If the Designated Beneficiary is to receive annuity payments under an Annuity  Option,  there are  limits  under  applicable  law on the amount and duration  of  payments  that  the  Beneficiary  may  receive,  and  requirements respecting timing of payments.  A tax adviser should be consulted in considering
Annuity Options. See "Federal Tax Matters" and "Distribution Requirements" for a
discussion of the tax consequences in the event of death.

DISTRIBUTION  REQUIREMENTS  -- If your surviving  spouse is the sole  Designated
Beneficiary,  your spouse may elect to continue  your account in force until the earliest of the spouse's  death or the Annuity  Start Date, or receive the death benefit proceeds.

   For any  Designated  Beneficiary  other than a surviving  spouse,  only those options may be chosen that provide for complete distribution of your interest in the Contract within five years of your death. If the Designated Beneficiary is a natural person,  that person  alternatively can elect to begin receiving annuity payments within one year of your death over a period not extending beyond his or her life or life expectancy.

CHARGES AND DEDUCTIONS

MORTALITY AND EXPENSE RISK CHARGE -- The Company deducts a daily charge from the assets of each Subaccount for mortality and expense risks assumed by the Company under the Contracts. The charge is equal to an annual rate as set forth below.

           ==========================================================
                                                      MORTALITY AND
                          SUBACCOUNT                 EXPENSE RISK FEE
           ----------------------------------------------------------
           OppenheimerFunds Global...................     0.45%
           T. Rowe Price Mid-Cap Growth..............     0.45%
           T. Rowe Price Equity Income...............     0.45%
           Goldman Sachs CORE(SM) Small Cap Equity...     0.45%
           Goldman Sachs Capital Growth..............     0.45%
           ==========================================================

This amount is  intended to  compensate  the Company for certain  mortality  and expense risks the Company assumes in offering and administering the Contract and in operating the Subaccounts.

   The expense risk is the risk that the  Company's  actual  expenses in issuing and  administering  the Contract and operating the Subaccounts will be more than the charges assessed for such expenses.  The mortality risk borne by the Company is the risk that  Annuitants,  as a group,  will live longer than the  Company's actuarial  tables predict.  In this event,  the Company  guarantees that annuity payments will not be affected by a change in mortality  experience  that results in the payment of greater  annuity income than assumed under the Annuity Options in the Contract.  The Company also assumes a mortality  risk in connection  with the death benefit under the Contract.

   The Company may ultimately realize a profit from this charge to the extent it is not needed to cover mortality and  administrative  expenses,  but the Company may realize a loss to the extent the charge is not  sufficient.  The Company may use any  profit  derived  from this  charge for any  lawful  purpose,  including distribution expenses.

ADMINISTRATION AND DISTRIBUTION CHARGE -- The Company may deduct a maximum daily administration and distribution  charge equal to an annual rate of 0.94% of each
Subaccount's average daily net assets, except the OppenheimerFunds Global and T.
Rowe Price Equity Income Subaccounts for which the maximum annual rate is 0.59%.
The Company is currently  charging an annual rate of 0.91% of each  Subaccount's average  daily  net  assets  (0.56%  of the  average  daily  net  assets  of the
OppenheimerFunds  Global  and T. Rowe  Price  Equity  Income  Subaccounts).  The
purpose of this charge is to reimburse  the Company for the expenses  associated with  administration  and  distribution  of the  Contract  and  operation of the
Subaccounts.

PREMIUM TAX CHARGE -- Whether or not a premium tax is imposed  will depend upon, among other things,  the Holder's state of domicile,  the  Annuitant's  state of residence,  and the insurance tax laws and the Company's  status in a particular state.  Various  states and  municipalities  impose a tax on premiums on annuity contracts received by insurance companies. Such a tax is typically assessed when annuity payments are to begin, and,  accordingly,  the Company currently deducts this  charge upon the Annuity  Start  Date.  The Company  assesses a premium tax charge to reimburse itself for any premium tax that it incurs in connection with the Contract. The Company reserves the right to deduct premium taxes when due or any time thereafter.  Premium tax rates currently range from 0% to 3.5%, but are subject to change by a governmental entity.

OTHER CHARGES -- The Company may charge the Separate  Account or the Subaccounts for the  federal,  state,  or  local  taxes  incurred  by the  Company  that are attributable to the Separate Account or the Subaccounts, or to the operations of the Company with respect to the Contract, or that are attributable to payment of premiums or acquisition  costs under the Contracts.  No such charge is currently assessed.  See "Tax Status of Security  Benefit and the  Separate  Account"  and
"Charge for Security Benefit Taxes."

VARIATIONS  IN  CHARGES  -- The  Company  may  reduce or waive the amount of the administration  and  distribution  charge for the  Contract  where the  expenses associated with the administration of the Contract are reduced.

GUARANTEE  OF CERTAIN  CHARGES  -- The  Company  guarantees  that the charge for mortality  and  expense  risks will not  exceed an annual  rate of 0.45% of each
Subaccount's  average  daily net assets and the  charge for  administration  and distribution  will not  exceed  an  annual  rate of  0.94% of each  Subaccount's average  daily  net  assets  (0.59%  for the T. Rowe  Price  Equity  Income  and
Templeton International Subaccounts).

FUND EXPENSES -- Each Subaccount of the Separate Account purchases shares at the net asset value of the corresponding Series of the Funds. Each Series' net asset value reflects the investment  advisory fee and other expenses that are deducted from the assets of the Series. These fees and expenses are not deducted from the
Subaccounts,  but are paid from the  assets of the  corresponding  Series.  As a result,  you indirectly  bear a pro rata portion of such fees and expenses.  The advisory fees and other expenses, if any, which are more fully described in each
Fund's  prospectus,  are not specified or fixed under the terms of the Contract, and may vary from year to year.

ANNUITY PERIOD

GENERAL -- You select the Annuity Start Date when you complete the participation enrollment  form.  The  Annuity  Start  Date  may not be  within  30 days of the
Contract Date and may not be deferred  beyond your 90th birthday.  If you do not select an Annuity  Start Date,  the Company  will use your 90th  birthday as the
Annuity Start Date.

   On the Annuity  Start Date,  your  Contract  Value as of that date,  less any applicable premium taxes, will be applied to provide an annuity under one of the options  described  below.  Each  option is a fixed  annuity  for which  annuity payments will not fluctuate.

   The Contract  provides for five Annuity  Options.  The Company may make other
Annuity Options available upon request.  Annuity payments are based upon annuity rates that vary with the Annuity  Option  selected.  The annuity rates will vary based  on the  age  and sex of the  Annuitant,  except  that  unisex  rates  are available  where required by law. The annuity rates reflect your life expectancy based upon your age as of the Annuity Start Date and your gender,  unless unisex rates apply.  The annuity rates are based upon the 1983(a)  mortality table with mortality  improvement  using  projection scale G and are adjusted to reflect an interest rate of 3%, compounded annually. If no Annuity Option is selected,  the
Company will make payments under Option 2, a life income,  with a 10-year period certain.

   Annuity  Options 1  through 5 provide  for  payments  to be made  during  the lifetime of the  Annuitant.  Annuity  payments  under such options  cease in the event of the  Annuitant's  death,  unless the option  provides  for a guaranteed minimum number of payments,  for example a life income with guaranteed  payments of 5, 10, 15 or 20 years.  The level of annuity  payments  will be  greater  for shorter  guaranteed periods and less for longer guaranteed  periods.  Similarly, payments  will be  greater  for life  annuities  than  for  joint  and  survivor annuities,  because  payments for life  annuities  are expected to be made for a shorter period.

   You  may  elect  to  receive  annuity  payments  on  a  monthly,   quarterly,
semiannual,  or annual  basis,  although no payments  will be made for less than
$100.  If the  frequency of payments  selected  would result in payments of less than $100, the Company reserves the right to change the frequency.

   You may  designate  or change an  Annuity  Start  Date,  Annuity  Option,  or
Annuitant,  provided  proper  written  notice is  received by the Company at the
Administrative Office at least 30 days prior to the Annuity Start Date. The date selected as the new  Annuity  Start Date must be at least 30 days after the date written  notice  requesting  a change of Annuity  Start Date is  received at the
Administrative Office.

   Once annuity  payments have commenced under one of the Annuity  Options,  the
Participant  cannot  change the Annuity  Option and cannot  surrender his or her annuity  and  receive  a  lump-sum  settlement  in lieu  thereof.  The  Contract specifies  annuity tables for Annuity Options 1 through 5, described  below. The tables contain the guaranteed minimum dollar amount of each annuity payment (per
$1,000 of Contract Value, less any premium taxes applied).

ANNUITY OPTIONS --

   OPTION 1 -- LIFE INCOME.  Periodic  annuity  payments will be made during the lifetime of the Annuitant. It is possible under this Option for any Annuitant to receive only one annuity payment if the Annuitant's  death occurred prior to the due date of the second annuity  payment,  two if death occurred prior to the due date of the third annuity  payment,  etc. THERE IS NO MINIMUM NUMBER OF PAYMENTS
GUARANTEED  UNDER  THIS  OPTION.  PAYMENTS  WILL  CEASE  UPON  THE  DEATH OF THE
ANNUITANT REGARDLESS OF THE NUMBER OF PAYMENTS RECEIVED.

   OPTION 2 -- LIFE  INCOME WITH  GUARANTEED  PAYMENTS OF 5, 10, 15 OR 20 YEARS.
Periodic annuity payments will be made during the lifetime of the Annuitant with the promise that if, at the death of the Annuitant,  payments have been made for less than a stated period, which may be 5, 10, 15 or 20 years, as elected by the
Participant,  annuity  payments  will be continued  during the remainder of such period to the Designated Beneficiary.

   OPTION 3 -- LIFE WITH  INSTALLMENT  REFUND OPTION.  Periodic annuity payments will be made during the lifetime of the  Annuitant  with the promise that, if at the death of the  Annuitant,  the number of payments  that has been made is less than the number  determined by dividing the amount  applied under this Option by the amount of the first  payment,  annuity  payments  will be  continued  to the
Designated Beneficiary until that number of payments has been made.

   OPTION 4 -- JOINT AND LAST SURVIVOR.  Periodic  annuity payments will be made during the lifetime of either  Annuitant.  It is possible  under this Option for only one annuity  payment to be made if both Annuitants died prior to the second annuity  payment due date,  two if both died prior to the third annuity  payment due  date,  etc.  AS IN THE CASE OF  OPTION  1,  THERE IS NO  MINIMUM  NUMBER OF
PAYMENTS GUARANTEED UNDER THIS OPTION. PAYMENTS CEASE UPON THE DEATH OF THE LAST
SURVIVING ANNUITANT, REGARDLESS OF THE NUMBER OF PAYMENTS RECEIVED.

   OPTION 5 -- JOINT AND CONTINGENT  SURVIVOR OPTION.  Periodic annuity payments will be made  during the life of the  primary  Annuitant.  Upon the death of the primary Annuitant,  payments will be made to the contingent Annuitant during his or her life.  If the  contingent  Annuitant  is not living upon the death of the
Primary Annuitant,  no payments will be made to the contingent Annuitant.  It is possible  under  this  Option  for only one  annuity  payment to be made if both
Annuitants  died prior to the second annuity  payment due date, two if both died prior to the third  annuity  payment due date,  etc. AS IN THE CASE OF OPTIONS 1
AND 4, THERE IS NO MINIMUM  NUMBER OF  PAYMENTS  GUARANTEED  UNDER THIS  OPTION.
PAYMENTS CEASE UPON THE DEATH OF THE LAST SURVIVING ANNUITANT, REGARDLESS OF THE
NUMBER OF PAYMENTS RECEIVED.

THE FIXED ACCOUNT

   You may  allocate  all or a portion of your  purchase  payments  and transfer
Contract Value to the Fixed Account.  The Fixed Account is a separate account of the Company  established  under Kansas law on October 26, 1998. The Company owns the assets of the Fixed Account and maintains  them apart from the assets of its
General  Account and its other separate  accounts.  The assets held in the Fixed
Account equal to the reserves and other Contract liabilities with respect to the
Fixed  Account  may not be  charged  with  liabilities  arising  from any  other business the Company may conduct.  Income and realized and unrealized  gains and losses from assets in the Fixed Account are credited to, or charged against, the
Fixed Account  without regard to the income,  gains or losses from the Company's
General Account or its other separate accounts.

   The Fixed  Account is subject to  regulation  and  supervision  by the Kansas
Department  of  Insurance.  In reliance on certain  exemptive  and  exclusionary provisions,  interests  in  the  Fixed  Account  have  not  been  registered  as securities  under  the  Securities  Act of 1933 (the  "1933  Act") and the Fixed
Account has not been  registered as an investment  company under the  Investment
Company Act of 1940 (the "1940 Act"). Accordingly, neither the Fixed Account nor any interests therein are generally subject to the provisions of the 1933 Act or the 1940 Act.  This  disclosure,  however,  may be subject to certain  generally applicable  provisions of the federal  securities  laws relating to the accuracy and  completeness  of  statements  made in the  Prospectus.  This  Prospectus is generally  intended  to serve as a  disclosure  document  only for  aspects of a
Contract  involving the Separate Account and contains only selected  information regarding the Fixed Account.  For more information  regarding the Fixed Account, see "The Contract."

   Subject to applicable law, the Company has sole discretion over investment of the assets of its Fixed Account.

INTEREST -- Contract  Value  allocated to the Fixed Account earns  interest at a fixed rate or rates (the  "Current  Rate")  that are paid by the  Company.  Such interest  will be paid  regardless  of the actual  investment  experience of the
Fixed Account. The Company will determine the Current Rate, if any, from time to time.

   Contract  Value  allocated  or  transferred  to the Fixed  Account  will earn interest at the  Current  Rate,  if any,  in effect on the date such  portion of
Contract Value is allocated or  transferred  to the Fixed  Account.  The Company bears the investment  risk for Contract Value allocated to the Fixed Account and for  paying  interest  at the  Current  Rate on amounts  allocated  to the Fixed
Account.

DEATH  BENEFIT -- The death benefit under the Contract will be determined in the same  fashion for a Contract  that has  Contract  Value  allocated  to the Fixed
Account as for a Contract that has Contract Value allocated to the  Subaccounts.
See "Death Benefit."

CONTRACT CHARGES -- Premium taxes will be the same for Participants who allocate purchase  payments or transfer  Contract Value to the Fixed Account as for those who allocate  purchase  payments or transfer  Contract Value to the Subaccounts.
The  charges  for  mortality  and  expense  risks  and  the  administration  and distribution  charge will not be assessed  against  the Fixed  Account,  and any amounts that the Company pays for income taxes allocable to the Subaccounts will not be charged against the Fixed Account. In addition, you will not pay directly or indirectly the investment  advisory fees and operating  expenses of the Funds to the extent  Contract  Value is allocated to the Fixed Account;  however,  you also will not participate in the investment experience of the Subaccounts.

TRANSFERS AND  WITHDRAWALS  FROM THE FIXED  ACCOUNT -- You may transfer  amounts from the  Subaccounts  to the Fixed  Account  and from the Fixed  Account to the
Subaccounts,  subject to the  following  limitations.  Transfers  from the Fixed
Account  are also  allowed  pursuant  to the  Dollar  Cost  Averaging  and Asset
Reallocation Options.

   The  minimum  amount  that you may  transfer  from the Fixed  Account  to the
Subaccounts  is $100.  Transfers of Contract  Value  pursuant to the Dollar Cost
Averaging  and Asset  Reallocation  Options  are not  currently  subject  to any minimums. The Company reserves the right at a future date to limit the number of transfers  permitted  each  Contract  Year,  to limit the size and  frequency of transfer and to discontinue transfers.

   You may also make full or partial  withdrawals  to the same  extent as if you had  allocated  Contract  Value  to  the  Subaccounts.  See  "Full  and  Partial
Withdrawals" and "Systematic Withdrawals."

PAYMENTS FROM THE FIXED ACCOUNT -- Full and partial  withdrawals,  and transfers from the Fixed  Account  may be  delayed  for up to six  months  after a written request on the  Withdrawal  Request  form,  or other  designated  proper form is received  by the  Company  at the  Administrative  Office.  During the period of deferral,  interest  at the  Current  Rate will  continue  to be credited to the amounts allocated to the Fixed Account.

MORE ABOUT THE CONTRACT

HOLDER -- The  Contractholder  is the IBEW Local Unions  Savings and  Retirement
Plan and Trust (the  "Trust").  The Trust holds the  Contract for the benefit of
Participants.  While living,  the Participant alone has the right to receive all benefits and exercise all rights that the Contract grants or the Company allows.

DESIGNATION  AND CHANGE OF  BENEFICIARY  -- The  Designated  Beneficiary  is the
person having the right to the death benefit,  if any, payable upon the death of the Participant  prior to the Annuity Start Date. The Designated  Beneficiary is
the first person on the following  list who is alive on the date of death of the
Participant:  the Primary Beneficiary;  the Secondary Beneficiary; or if none of the above are alive, the Participant's  estate.  The Primary  Beneficiary is the individual  named  as such in the  participation  enrollment  form or any  later change shown in the Company's records.  The Primary Beneficiary will receive the death benefit of the Contract only if he or she is alive on the date of death of the Participant  prior to the Annuity Start Date. The Participant may change the
Primary  Beneficiary  at any time by written  request on forms  provided  by the
Company and  received by the Company at the  Administrative  Office.  The change will not be binding on the  Company  until it is  received  and  recorded at the
Administrative  Office. The change will be effective as of the date this form is signed subject to any payments made or other actions taken by the Company before the change is received and recorded. A Secondary Beneficiary may be designated.

   Reference  should  be  made  to the  terms  of the  Trust  Agreement  and any applicable  law for any  restrictions  or  limitations  on the  designation of a
Beneficiary.

DIVIDENDS  -- The  Contract  may share in the surplus  earnings of the  Company.
However,  the current dividend scale is zero and the Company does not anticipate that dividends will be paid.

PAYMENTS  FROM THE SEPARATE  ACCOUNT -- The Company will pay any full or partial withdrawal  benefit or death benefit  proceeds from Contract Value  allocated to the  Subaccounts,  and will  effect a  transfer  between  Subaccounts  or from a
Subaccount  to the  Fixed  Account  on the  Valuation  Date a proper  Withdrawal
Request form is received at the Administrative Office.  However, the Company can
postpone  the  calculation  or payment of such a payment or  transfer of amounts from the  Subaccounts to the extent  permitted  under  applicable  law, which is currently permissible only for any period:

o  During  which the NYSE is closed  other than  customary  weekend  and holiday closings,

o  During which trading on the NYSE is restricted as determined by the SEC,

o  During which an emergency,  as  determined by the SEC,  exists as a result of which  (i)  disposal  of  securities  held  by the  Separate  Account  is not reasonably practicable, or (ii) it is not reasonably practicable to determine the value of the assets of the Separate Account, or

o  For such other  periods as the SEC may by order permit for the  protection of investors.

PROOF OF AGE AND SURVIVAL -- The Company may require proof of age or survival of any person on whose life annuity payments depend.

MISSTATEMENTS  -- If you misstate your age or sex or that of an  Annuitant,  the correct  amount paid or payable by the Company under the Contract  shall be such as the  Contract  Value would have  provided  for the correct age or sex (unless unisex rates apply).

FEDERAL TAX MATTERS

INTRODUCTION -- The Contract described in this Prospectus is designed for use in connection with a retirement plan that is not a "qualified" plan for federal tax purposes.  The ultimate effect of federal income taxes on the amounts held under the  Contract,  on  annuity  payments,  and  on  the  economic  benefits  to the
Participants  will  depend  upon the type of  retirement  plan,  for  which  the
Contract is purchased, the tax and employment status of the individuals involved and a number of other  factors.  The discussion  contained  herein is general in nature and is not intended to be an exhaustive  discussion of all questions that might  arise in  connection  with a  Contract.  It is based  upon the  Company's understanding of the present federal income tax laws as currently interpreted by the Internal  Revenue  Service  ("IRS"),  and is not intended as tax advice.  No representation  is made regarding the likelihood of  continuation of the present federal  income  tax laws or of the  current  interpretations  by the IRS or the courts. Future legislation may affect annuity contracts adversely.  Moreover, no attempt has been made to consider any applicable state or other laws. Because of the inherent  complexity of the tax laws and the fact that tax results will vary according to the particular  circumstances of the individual  involved, a person should  consult  with  a  qualified  tax  adviser  regarding  investment  in the
Contract,  the selection of an Annuity  Option under a Contract,  the receipt of annuity payments under a Contract or any other transaction involving a Contract.
THE  COMPANY  DOES NOT MAKE ANY  GUARANTEE  REGARDING  THE TAX STATUS OF, OR TAX
CONSEQUENCES  ARISING  FROM,  ANY  CONTRACT  OR ANY  TRANSACTION  INVOLVING  THE
CONTRACT.

TAX STATUS OF SECURITY BENEFIT AND THE SEPARATE ACCOUNT --

   GENERAL.  The Company  intends to be taxed as a life insurance  company under
Part I, Subchapter L of the Code. Because the operations of the Separate Account form a part of the  Company,  the Company  will be  responsible  for any federal income  taxes that become  payable  with  respect to the income of the  Separate
Account and its Subaccounts.

   CHARGE FOR SECURITY BENEFIT TAXES. A charge may be made for any federal taxes incurred by the Company  that are  attributable  to the  Separate  Account,  the
Subaccounts or to the operations of the Company with respect to the Contracts or attributable to payments,  premiums,  or acquisition  costs under the Contracts.
The Company will review the question of a charge to the  Separate  Account,  the
Subaccounts  or the  Contracts for the  Company's  federal  taxes  periodically.
Charges may become  necessary if, among other reasons,  the tax treatment of the
Company or of income and expenses  under the Contracts is ultimately  determined to be other  than what the  Company  currently  believes  it to be, if there are changes made in the federal  income tax  treatment of variable  annuities at the insurance company level, or if there is a change in the Company's tax status.

   Under current laws,  the Company may incur state and local taxes (in addition
to  premium  taxes)  in  several  states.  At  present,   these  taxes  are  not
significant.  If there is a  material  change in  applicable  state or local tax laws,  the  Company  reserves  the right to charge the  Separate  Account or the
Subaccounts  for such taxes,  if any,  attributable  to the Separate  Account or
Subaccounts.

   DIVERSIFICATION  STANDARDS.  Each  Series of the Funds  will be  required  to adhere to  regulations  adopted by the Treasury  Department  pursuant to Section
817(h) of the Code prescribing asset diversification requirements for investment companies whose shares are sold to insurance  company separate  accounts funding variable  contracts.  Pursuant  to  these  regulations,  on the last day of each calendar quarter (or on any day within 30 days thereafter),  no more than 55% of the total assets of a Series may be represented by any one  investment,  no more than 70% may be  represented  by any two  investments,  no more  than 80% may be represented by any three investments, and no more than 90% may be represented by any four  investments.  For purposes of Section  817(h),  securities of a single issuer  generally  are treated as one  investment  but  obligations  of the U.S.
Treasury and each U.S.  Governmental  agency or  instrumentality  generally  are treated as securities of separate  issuers.  The Separate  Account,  through the
Series,  intends  to comply  with the  diversification  requirements  of Section
817(h).

   In  certain  circumstances,  owners  of  variable  annuity  contracts  may be considered  the owners,  for federal  income tax purposes,  of the assets of the separate account used to support their contracts. In those circumstances, income and gains from the separate  account  assets would be includable in the variable contract  owner's gross income.  The IRS has stated in published  rulings that a variable  contract owner will be considered the owner of separate account assets if the contract owner possesses  incidents of ownership in those assets, such as the  ability to  exercise  investment  control  over the  assets.  The  Treasury
Department  also  announced,  in  connection  with the  issuance of  regulations concerning  diversification,  that those  regulations  "do not provide  guidance concerning the  circumstances  in which investor control of the investments of a segregated  asset  account may cause the  investor,  rather  than the  insurance company,  to be  treated  as the  owner  of the  assets  in the  account."  This announcement  also stated that guidance would be issued by way of regulations or rulings on the "extent to which  policyholders  may direct their  investments to particular  subaccounts  without  being  treated  as  owners  of the  underlying assets." Guidance issued to date has no application to the Contract.

   The  ownership  rights under the  Contract  are similar to, but  different in certain  respects  from,  those  described by the IRS in rulings in which it was determined that contract owners were not owners of separate account assets.  For example,  the  Participant  has additional  flexibility  in allocating  purchase payments and Contract Values.  These  differences  could result in a Participant being  treated as the owner of a pro rata  portion of the assets of the Separate
Account.  In  addition,  the Company  does not know what  standards  will be set forth, if any, in the  regulations or rulings which the Treasury  Department has stated it expects to issue. The Company  therefore  reserves the right to modify the Contract, as it deems appropriate,  to attempt to prevent a Participant from being  considered  the owner of a pro rata share of the  assets of the  Separate
Account.  Moreover, in the event that regulations or rulings are adopted,  there can be no  assurance  that  the  Series  will be able to  operate  as  currently described  in the  Prospectus,  or that the Funds  will not have to  change  any
Series' investment objective or investment policies.

INCOME  TAXATION OF ANNUITIES IN  GENERAL--NON-QUALIFIED  PLANS -- Section 72 of
the Code governs the taxation of annuities.  In general, a contract owner is not taxed on  increases  in value  under an  annuity  contract  until  some  form of distribution is made under the contract.  However,  the increase in value may be subject to tax currently under certain  circumstances.  See "Contracts  Owned by
Non-Natural  Persons" and  "Diversification  Standards."  Withholding of federal income  taxes on all  distributions  may be required  unless a recipient  who is eligible  elects not to have any amounts  withheld  and  properly  notifies  the
Company of that election.

   SURRENDERS OR  WITHDRAWALS  PRIOR TO THE ANNUITY START DATE.  Code Section 72
provides  that amounts  received upon a total or partial  withdrawal  (including systematic  withdrawals)  from a  contract  prior  to  the  annuity  start  date generally  will be treated as gross  income to the extent that the cash value of the contract immediately before the withdrawal (determined without regard to any surrender charge in the case of a partial withdrawal) exceeds the "investment in the  contract."  The  "investment  in the contract" is that portion,  if any, of purchase  payments  paid  under  a  contract  less  any  distributions  received previously  under the contract  that are  excluded  from the  recipient's  gross income.  The taxable portion is taxed at ordinary income tax rates. For purposes of this  rule,  a pledge or  assignment  of a  contract  is treated as a payment received on account of a partial withdrawal of a Contract.

   DISTRIBUTIONS ON OR AFTER THE ANNUITY START DATE. For fixed annuity payments, the taxable  portion of each payment  generally is determined by using a formula known as the "exclusion  ratio," which establishes the ratio that the investment in the contract bears to the total expected  amount of annuity  payments for the term of the  contract.  That ratio is then  applied to each payment to determine the non-taxable portion of the payment. The remaining portion of each payment is taxed at ordinary  income  rates.  For variable  annuity  payments,  the taxable portion  of  each  payment  is  determined  by  using  a  formula  known  as the
"excludable  amount," which establishes the non-taxable portion of each payment.
The non-taxable portion is a fixed dollar amount for each payment, determined by dividing  the  investment  in the contract by the number of payments to be made.
The remainder of each variable  annuity payment is taxable.  Once the excludable portion of annuity  payments to date equals the investment in the contract,  the balance of the annuity payments will be fully taxable.

   PENALTY TAX ON CERTAIN  SURRENDERS AND  WITHDRAWALS.  With respect to amounts withdrawn or distributed  before the taxpayer  reaches age 59 1/2, a penalty tax is imposed  equal to 10% of the portion of such amount  which is  includable  in gross income.  However,  the penalty tax is not applicable to  withdrawals:  (i)
made  on or  after  the  death  of the  owner  (or  where  the  owner  is not an individual,  the  death  of  the  "primary  annuitant,"  who is  defined  as the individual  the events in whose life are of primary  importance in affecting the timing and amount of the payout under the contract);  (ii)  attributable  to the taxpayer's  becoming  totally  disabled  within  the  meaning  of  Code  Section
72(m)(7);  (iii)  which are part of a series  of  substantially  equal  periodic payments  (not  less  frequently  than  annually)  made  for the  life  (or life expectancy) of the taxpayer,  or the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary;  (iv) from certain qualified plans; (v)
under a so-called  qualified  funding asset (as defined in Code Section 130(d));
(vi) under an immediate  annuity  contract;  or (vii) which are  purchased by an employer on termination  of certain types of qualified  plans and which are held by the employer until the employee separates from service.

   If the penalty tax does not apply to a surrender or withdrawal as a result of the application of item (iii) above, and the series of payments are subsequently modified  (other than by reason of death or  disability),  the tax for the first year in which the modification occurs will be increased by an amount (determined by the  regulations)  equal to the tax that would have been imposed but for item
(iii) above,  plus interest for the deferral period,  if the modification  takes place (a) before  the close of the  period  which is five years from the date of the first  payment and after the taxpayer  attains age 59 1/2, or (b) before the taxpayer reaches age 59 1/2.

ADDITIONAL CONSIDERATIONS --

   DISTRIBUTION-AT-DEATH RULES. In order to be treated as an annuity contract, a contract  must provide the following two  distribution  rules:  (a) if any owner dies on or after the Annuity Start Date,  and before the entire  interest in the
Contract has been  distributed,  the  remainder of the owner's  interest will be distributed  at least as quickly as the method in effect on the  owner's  death;
and (b) if any owner dies before the Annuity Start Date, the entire  interest in the Contract must generally be  distributed  within five years after the date of death, or, if payable to a designated  beneficiary,  must be annuitized over the life of that  designated  beneficiary or over a period not extending  beyond the life expectancy of that  beneficiary,  commencing within one year after the date of death of the owner. If the sole  designated  beneficiary is the spouse of the deceased owner,  the Contract  (together with the deferral of tax on the accrued and future  income  thereunder)  may be  continued  in the name of the spouse as owner.

   Generally,  for purposes of determining when  distributions  must begin under the foregoing rules, where an owner is not an individual,  the primary annuitant is considered the owner. In that case, a change in the primary annuitant will be treated as the death of the owner.  Finally,  in the case of joint  owners,  the distribution-at-death  rules will be applied by treating  the death of the first owner  as the  one to be  taken  into  account  in  determining  generally  when distributions  must  commence,  unless the sole  Designated  Beneficiary  is the deceased owner's spouse.

   GIFT OF ANNUITY CONTRACTS.  Generally,  gifts of non-tax qualified  contracts prior to the Annuity  Start Date will  trigger tax on the gain on the  contract, with the donee getting a stepped-up basis for the amount included in the donor's income. The 10% penalty tax and gift tax also may be applicable.  This provision does not apply to transfers between spouses or incident to a divorce.

   CONTRACTS  OWNED  BY  NON-NATURAL  PERSONS.  If the  contract  is  held  by a non-natural  person (for  example,  a  corporation)  the income on that contract
(generally  the increase in net surrender  value less the purchase  payments) is includable  in  taxable  income  each  year.  The rule does not apply  where the contract is acquired by the estate of a decedent,  where the contract is held by certain types of  retirement  plans,  where the contract is a qualified  funding asset for structured  settlements,  where the contract is purchased on behalf of an  employee  upon  termination  of a  qualified  plan,  and in the  case  of an immediate annuity.  An annuity contract held by a trust or other entity as agent for a natural  person (such as the  Contract  held by the Trust on behalf of the
Participants) is considered held by a natural person.

   MULTIPLE  CONTRACT  RULE.  For  purposes  of  determining  the  amount of any distribution  under Code Section 72(e) (amounts not received as annuities)  that is includable in gross income, all Non-Qualified annuity contracts issued by the same  insurer to the same  contract  owner  during any  calendar  year are to be aggregated and treated as one contract. Thus, any amount received under any such contract  prior  to  the  contract's  Annuity  Start  Date,  such  as a  partial surrender,  dividend,  or loan, will be taxable (and possibly subject to the 10%
penalty tax) to the extent of the combined income in all such contracts.

   In  addition,  the  Treasury  Department  has broad  regulatory  authority in applying this provision to prevent avoidance of the purposes of this rule. It is possible that, under this authority, the Treasury Department may apply this rule to amounts  that are paid as  annuities  (on and after the  Annuity  Start Date)
under annuity  contracts issued by the same company to the same owner during any calendar  year.  In this case,  annuity  payments  could be fully  taxable  (and possibly subject to the 10% penalty tax) to the extent of the combined income in all such  contracts and  regardless of whether any amount would  otherwise  have been excluded from income because of the "exclusion ratio" under the contract.

   POSSIBLE TAX CHANGES.  In recent  years,  legislation  has been proposed that would have adversely modified the federal taxation of certain  annuities.  There is always the  possibility  that the tax treatment of annuities  could change by legislation  or other  means  (such as IRS  regulations,  revenue  rulings,  and judicial decisions).  Moreover,  although unlikely, it is also possible that any legislative change could be retroactive (that is, effective prior to the date of such change).

   TRANSFERS, ASSIGNMENTS OR EXCHANGES OF A CONTRACT. A transfer of ownership of your Contract Value, the designation of an Annuitant, payee or beneficiary,  the selection of certain  Annuity Start Dates or the exchange of your Contract Value may  result  in  certain  tax  consequences  that are not  discussed  herein.  A
Participant contemplating any such transfer,  assignment,  selection or exchange should contact a competent tax adviser with respect to the potential  effects of such a transaction.

OTHER INFORMATION

VOTING OF FUND  SHARES -- The  Company  is the legal  owner of the shares of the
Funds  held  by  the  Subaccounts.  The  Company  will  exercise  voting  rights attributable  to the shares of each Series of the Funds held in the  Subaccounts at any  regular and special  meetings of the  shareholders  of a Fund on matters requiring  shareholder voting under the 1940 Act. In accordance with its view of presently  applicable  law, the Company will exercise its voting rights based on instructions  received from persons having the voting interest in  corresponding
Subaccounts.  However,  if the 1940 Act or any regulations  thereunder should be amended, or if the present interpretation thereof should change, and as a result the Company  determines  that it is permitted to vote the shares of the Funds in its own right, it may elect to do so.

   The person having the voting  interest  under a Contract is the  Participant.
Unless  otherwise  required  by  applicable  law,  the  number  of  shares  of a particular Series as to which voting instructions may be given to the Company is determined by dividing your Contract Value in the corresponding  Subaccount on a particular  date by the net asset  value per share of the  Series as of the same date.  Fractional votes will be counted.  The number of votes as to which voting instructions  may be given will be determined as of the same date established by the Fund for  determining  shareholders  eligible  to vote at the meeting of the
Fund.  If required by the SEC, the Company  reserves the right to determine in a different  fashion the voting  rights  attributable  to the shares of the Funds.
Voting instructions may be cast in person or by proxy.

   Voting rights  attributable  to your Contract Value in a Subaccount for which no timely voting  instructions  are received will be voted by the Company in the same proportion as the voting  instructions that are received in a timely manner for all  Contracts  participating  in that  Subaccount.  The  Company  will also exercise the voting rights from assets in each Subaccount that are not otherwise attributable  to  Participants,  if any,  in the same  proportion  as the voting
instructions   that  are  received  in  a  timely   manner  for  all   Contracts
participating in that Subaccount.

SUBSTITUTION  OF  INVESTMENTS  -- The  Company  reserves  the right,  subject to compliance with the law as then in effect, to make additions to, deletions from, substitutions  for,  or  combinations  of the  securities  that  are held by the
Separate  Account  or  any  Subaccount  or  that  the  Separate  Account  or any
Subaccount  may  purchase.  If shares  of any or all of the  Series of the Funds should no longer be  available  for  investment,  or if the  Company  management believes  further  investment in shares of any or all of the Series of the Funds should become inappropriate in view of the purposes of the Contract, the Company may  substitute  shares of another  Series of one of the Funds or of a different fund for shares  already  purchased,  or to be purchased in the future under the
Contract.  The  Company  may  also  purchase,  through  the  Subaccount,   other
securities  for other  classes  or  contracts,  or permit a  conversion  between classes of contracts on the basis of requests made by Participants.

   In  connection  with  a  substitution   of  any  shares   attributable  to  a
Participant's  interest in a  Subaccount  or the Separate  Account,  the Company
will,  to the  extent  required  under  applicable  law,  provide  notice,  seek
Participant approval, seek prior approval of the SEC, and comply with the filing or other procedures established by applicable state insurance regulators.

   The Company also reserves the right to establish  additional  Subaccounts  of the Separate Account that would invest in a new Series of one of the Funds or in shares of  another  investment  company,  a series  thereof,  or other  suitable investment  vehicle.  The  Company may  establish  new  Subaccounts  in its sole discretion,  and will determine whether to make any new Subaccount  available to existing  Participants.  The Company may also  eliminate  or combine one or more
Subaccounts if, in its sole discretion, marketing, tax, or investment conditions so warrant.

   Subject to compliance with applicable law, the Company may transfer assets to the  General  Account.  The  Company  also  reserves  the right,  subject to any required regulatory  approvals,  to transfer assets of any Subaccount to another separate account or Subaccount.

   In the  event of any  such  substitution  or  change,  the  Company  may,  by appropriate  endorsement,  make such changes in these and other contracts as may be  necessary or  appropriate  to reflect such  substitution  or change.  If the
Company  believes it to be in the best interests of persons having voting rights under the  Contracts,  the  Separate  Account may be  operated  as a  management investment  company  under the 1940 Act or any other form  permitted by law. The
Separate  Account  may  be  deregistered  under  that  Act  in  the  event  such registration  is no longer  required,  or it may be combined with other separate accounts of the Company or an  affiliate  thereof.  Subject to  compliance  with applicable  law,  the Company also may combine one or more  Subaccounts  and may establish a  committee,  board,  or other group to manage one or more aspects of the operation of the Separate Account.

CHANGES TO COMPLY WITH LAW AND  AMENDMENTS  -- The Company  reserves  the right, without  the  consent of the Holder or  Participants,  to make any change to the provisions of the Contract to comply with, or give  Participants the benefit of, any federal or state statute, rule, or regulation,  including but not limited to requirements  for annuity  contracts  and  retirement  plans under the  Internal
Revenue Code and regulations thereunder or any state statute or regulation.

REPORTS TO  PARTICIPANTS  -- The  Company  will send you  quarterly  a statement setting forth a summary of the  transactions  that occurred  during the quarter, and indicating the Contract Value as of the end of the quarter. In addition, the statement will indicate the allocation of Contract Value among the Fixed Account and the Subaccounts and any other information  required by law. The Company will also send confirmations upon purchase payments,  transfers, and full and partial withdrawals.  The Company may confirm certain transactions on a quarterly basis.
These  transactions  include  purchases under an Automatic  Investment  Program, transfers  under the  Dollar  Cost  Averaging  and Asset  Reallocation  Options,
systematic withdrawals and annuity payments.

   You will also receive  annual and  semiannual  reports  containing  financial statements for the Funds, which will include a list of the portfolio  securities of each Series, as required by the 1940 Act, and/or such other reports as may be required by federal securities laws.

ELECTRONIC  TRANSFER  PRIVILEGES -- You may request a transfer of Contract Value and may make changes to an existing Dollar Cost Averaging or Asset  Reallocation
Option  by  telephone  if  the  Electronic  Transfer  Privilege  section  of the participation  enrollment  form or the proper form has been properly  completed, signed,  and filed at the  Administrative  Office.  The Company has  established procedures to confirm that  instructions  communicated  by telephone are genuine and  will  not be  liable  for any  losses  due to  fraudulent  or  unauthorized instructions provided it complies with its procedures.  The Company's procedures require that any person  requesting a transfer by telephone  provide the account number and the  Participant's  tax  identification  number and such instructions must be received on a recorded line. The Company  reserves the right to deny any telephone transfer request.  If all telephone lines are busy (which might occur, for example, during periods of substantial market fluctuations),  you may not be able to  request  transfers  by  telephone  and  would  have to  submit  written requests.

   By authorizing  telephone transfers,  you authorize the Company to accept and act upon telephonic  instructions  for transfers  involving your Contract Value.
You agree that neither the Company,  any of its affiliates,  nor the Funds, will be liable for any loss,  damages,  cost, or expense (including  attorneys' fees)
arising out of any telephone  requests;  provided that the Company  effects such request  in  accordance  with its  procedures.  As a result  of this  policy  on telephone  requests,  you  bear  the risk of loss  arising  from  the  telephone transfer  privilege.  The  Company  may  discontinue,  modify,  or  suspend  the telephone transfer privilege at any time.

LEGAL  PROCEEDINGS  --  There  are no legal  proceedings  pending  to which  the
Separate  Account is a party,  or which  would  materially  affect the  Separate
Account.

LEGAL MATTERS -- Amy J. Lee, Esq., Associate General Counsel of the Company, has
passed upon legal matters in connection  with the issue and sale of the Contract described  in this  Prospectus,  the  Company's  authority to issue the Contract under Kansas law, and the validity of the form of the Contract under Kansas law.

DISTRIBUTION OF THE CONTRACT

   Security Distributors, Inc. ("SDI") is Principal Underwriter of the Contract.
SDI is registered as a broker/dealer with the Securities and Exchange Commission
("SEC")  under  the  Securities  Exchange  Act of 1934  and is a  member  of the
National Association of Securities Dealers,  Inc. ("NASD").  The offering of the
Contract is continuous.

   Subject to arrangements with the Company, the Contract is sold by Scarborough
Securities Corporation, a member of the NASD. Scarborough's  representatives are licensed to sell  variable  annuities  for the  Company.  SDI acts as  principal underwriter on behalf of the Company for the  distribution of the Contract.  SDI is not compensated under its Distribution Agreement with the Company.

   The compensation  payable by SDI to Scarborough  under these  arrangements is equal to 0.75% of Contract Value on an annualized basis.

PERFORMANCE INFORMATION

   Performance information for the Subaccounts, including yield and total return of the  Subaccounts  may  appear in  advertisements,  reports,  and  promotional literature to current or prospective Participants.

   Quotations of yield will be based on all investment  income per  Accumulation
Unit earned  during a given 30-day  period,  less  expenses  accrued  during the period  ("net  investment  income"),  and  will  be  computed  by  dividing  net investment  income by the value of an  Accumulation  Unit on the last day of the period.  Quotations of average  annual total return for any  Subaccount  will be expressed  in  terms  of the  average  annual  compounded  rate of  return  on a hypothetical  investment  in the Contract  over a period of one,  five,  and ten years (or,  if less,  up to the life of the  Subaccount),  and will  reflect the deduction of the  mortality and expense risk charge and the  administration  and distribution charge, and may simultaneously be shown for other periods.

   Although the Contracts  were not  available for purchase  until October 1999, the underlying  investment vehicles of the Separate Account,  the Funds, were in existence  prior to that date.  Performance  information for the Subaccounts may also  include  quotations  of total  return for periods  beginning  prior to the availability of the Contracts that incorporate the performance of the Funds.

   Performance  information  for a Subaccount  may be  compared,  in reports and promotional  literature,  to: (i) the  Standard & Poor's 500 Stock  Index  ("S&P
500"),   Dow  Jones   Industrial   Average   ("DJIA"),   Donaghue  Money  Market
Institutional  Averages,  the Lehman Brothers  Government  Corporate  Index, the
Morgan Stanley  Capital  International's  EAFE Index or other indices  measuring performance  of a pertinent  group of securities so that investors may compare a
Subaccount's  results  with those of a group of  securities  widely  regarded by
investors  as   representative   of  the   securities   markets  in  general  or
representative  of a particular  type of security;  (ii) other variable  annuity separate  accounts or other  investment  products  tracked by Lipper  Analytical
Services,  a widely used independent  research firm which ranks mutual funds and other investment companies by overall performance,  investment  objectives,  and assets,  or tracked  by other  ratings  services,  companies,  publications,  or persons  who rank  separate  accounts  or other  investment  products on overall performance or other  criteria;  and (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in the Contract.
Unmanaged  indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

   Performance information for any Subaccount reflects only the performance of a hypothetical  Contract  under which  Contract Value is allocated to a Subaccount during a particular time period on which the calculations are based. Performance information  should be  considered  in light of the  investment  objectives  and policies,  characteristics,  and  quality of the Series in which the  Subaccount invests,  and the market conditions during the given time period, and should not be considered as a representation  of what may be achieved in the future.  For a description  of the methods  used to  determine  yield and total  return for the
Subaccounts, see the Statement of Additional Information.

   Reports  and  promotional  literature  may  also  contain  other  information including  (i) the ranking of any  Subaccount  derived from rankings of variable annuity  separate  accounts  or other  investment  products  tracked  by  Lipper
Analytical  Services or by other rating services,  companies,  publications,  or other persons who rank separate accounts or other investment products on overall performance or other criteria, (ii) the effect of tax-deferred  compounding on a
Subaccount's investment returns, or returns in general, which may be illustrated by graphs, charts, or otherwise, and which may include a comparison,  at various points in time,  of the return from an  investment  in a Contract (or returns in general)  on a  tax-deferred  basis  (assuming  one or more tax rates)  with the return on a taxable  basis,  and (iii) the  Company's  rating or a rating of the
Company's  claims-paying  ability as  determined  by firms that analyze and rate
insurance   companies   and  by   nationally   recognized   statistical   rating
organizations.

ADDITIONAL INFORMATION

REGISTRATION  STATEMENT -- A Registration  Statement under the 1933 Act has been filed with the SEC relating to the offering  described in this Prospectus.  This
Prospectus  does not include all the  information  included in the  Registration
Statement,  certain  portions of which,  including  the  Statement of Additional
Information, have been omitted pursuant to the rules and regulations of the SEC.
The  omitted  information  may be  obtained  at the  SEC's  principal  office in
Washington,  DC,  upon  payment  of the  SEC's  prescribed  fees and may also be obtained from the SEC's web site (http://www.sec.gov).

FINANCIAL  STATEMENTS  -- The  consolidated  financial  statements  of  Security
Benefit Life Insurance  Company and  Subsidiaries  at December 31, 2002 and 2001
and for each of the three years in the period ended  December 31, 2002,  and the financial  statements of Variable  Annuity  Account XI at December 31, 2002, and
for each of the specified  periods ended  December 31, 2002, are included in the
Statement of Additional Information.

STATEMENT OF ADDITIONAL INFORMATION

   The Statement of Additional  Information  contains more specific  information and financial statements relating to Security Benefit Life Insurance Company and
Subsidiaries  and  the  Separate  Account.  The  contents  of the  Statement  of
Additional Information are set forth below:

GENERAL INFORMATION AND HISTORY
  Safekeeping of Assets

PERFORMANCE INFORMATION

PERMISSIBLE ADVERTISING INFORMATION

EXPERTS

FINANCIAL STATEMENTS